Annual Shareholder Meeting

May 9, 2007

NYSE: ID

www.L1ID.com

TM

Safe Harbor Statement

This presentation contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document and those made from time to time by L-1 Identity Solutions through its senior management are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of
1995. These forward-looking statements reflect the Company's current views based on management's beliefs and assumptions and information currently available. Forward-looking statements concerning future plans or results are necessarily only estimates, and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, the availability of government funding for L-1's products and solutions, the size and timing of federal contract awards, performance on existing and future contracts, general economic and political conditions and other factors affecting spending by customers, and the unpredictable nature of working with government agencies. Additional risks and uncertainties are described in the Securities and Exchange Commission filings of the L-1 Identity Solutions, including the
Company's Form 10-Q for the quarter ended March 31, 2007.  L-1 Identity Solutions expressly disclaims any intention or obligation to update any forward-looking statements.

"L-1 Identity Solutions has transformed over the
last 18 months  from a niche vendor into the
largest conglomerate in the identity  and biometric
space. The company has been reshaped by a
major investment from L-1 Investment Partners,
a host of acquisitions and a major re-branding.“

- Sell side analyst

Investors and Analysts

Consensus view: L-1 is the
premier company in the identity
solutions marketplace

Market response has driven “ID”
stock to outperform the broader
market (since closing the merger
with Identix)

L-1 > 25%

S&P and DJIA < 15%

"We believe L-1 has transformed the identity industry by
forming a "one-stop-shop" company, with an unmatched
management team (particularly its board of directors). In an industry where achieving profitability was a 3-5 year target,
L-1 has in the span of less than a year guided to becoming GAAP
profitable by 4Q06.“   - Sell side analyst

"Creating a behemoth in ID technology. With $347
million in revenue forecast for 2007 and an end-to-end
product portfolio, L-1 has created what we believe is a
clear industry leader with the scale and size to compete
in the larger national and multinational deals for
secure identity solutions.” - Sell side analyst

National Biometrics Industry Focus

“For terrorists, travel documents are as important as
weapons.” -  The 9/11 Commission Report

-  Patriot Act

-  HSPD-12

Identity Solutions

-  Efficient Collection Systems

-  Effective Large-Scale Biometric ID Capabilities

-  Convergence of Physical and Logical Access Solutions

-  Interoperability Standards

-  Secure Privacy of Individuals

Man suspected of
stealing identities of
almost 90 MLB
players

Posted: Wednesday Dec 20, 2006 6:09 PM

CHICA GO (AP) -A 38-year-old Chicago man was charged with stealing the identities of 27 Lake County residents, and is suspected of stealing the identities of almost 90 baseball players, according to Lake County authorities.

David Dright faces 27 counts of identity theft involving "ordinary people'' who live in Lake County, said Patricia Fix, chief deputy of the high-tech crime unit for the Lake County state's attorney's office. A search of Dright's home Tuesday turned up personal information on retired and current ball players, including Chicago White Sox slugger Jim
Thome and New York Mets outfielder Moises Alou, Fix said.

Immigrant raids stir
identity-theft issues

Firms vulnerable to
workers using stolen
information
By Ameet Sachdev and John
Schmeltzer
Published December 14, 2006

Federal officials said the arrests of 1,200 undocumented
immigrants at meatpacking plants Tuesday highlight a new twist on employment fraud: individuals without valid immigration
status buying identity documents of real U.S. citizens.

And that leaves companies vulnerable, even if they make a
good-faith effort to comply with immigration laws, business
groups said Wednesday.

Julie Myers, chief of the Immigration and Customs Enforcement bureau of the Department of Homeland Security, said
Wednesday that authorities are no longer just dealing with
phony Social Security numbers and fake visas.

"Illegal aliens are buying genuine documents with real
identities--identities of unwitting U.S. citizens," Myers said at a news conference in Washington. "Combating this new and
burgeoning problem is one of our highest priorities."

More than 1,200 people were picked up in the six-state raid, called Operation Wagon Train, at plants owned by Swift & Co., one of the world's largest meat processors. Most were arrested on administrative violations for allegedly not having proper documentation. But 65 face criminal charges, including identity theft, and that number could increase, said Homeland Security
Secretary Michael Chertoff.

Stealing kids' futures:
Child identity theft
often starts close to
home

January 07, 2007 12:00 am

By Abigail Goldman , Scripps Howard

The crime began with a phone call: Jason's ex-wife, was dialing in to check on the couple's 5-year-old son, who was home with his father when the phone rang. Oddly, the boy's name flashed across the caller ID window, but Jason thought nothing of it.

Mistake.

Today, three years later, the Las Vegas father recognizes this call as his first taste of something truly dismal: His ex-wife, who had filed for bankruptcy, used their child's name and Social Security number to buy a cell phone. Then she
stopped paying the bill.

Jason, who told his story to a Las Vegas newspaper on the
condition that his last name not be published, found out
when his son turned 6 and received a credit agency
collection notice for $344.

As identity theft goes, the scam was particularly nefarious -
abusing the name of your own child. Unfortunately, children
are increasingly becoming victims of this kind of id;
entity theft.

Identity Theft is Everywhere

By Syndicated News

January 2nd, 2007

Identity Theft
Nightmare Soars

According to the Federal Trade Commission (FTC), over a quarter of a million people filed complaints of identity theft during 2005.

And it’s a trend that seems to be on the upswing. For some identity-theft victims, their lives don’t go back to normal for years. Mary Polise of Bergen
County, NJ, knows firsthand, because she’s been trying to get her life in order for years after being the victim of identity theft. For her, a stolen social security number has turned into a nightmare one could only imagine.

“I’ve done everything I can think of, but it seems there is no legislation to protect us Americans from this and none of the agencies in charge will help me,” says Polise. “I went to the local police, hired a detective, and had a background check done on my identity. My life has been turned upside down and those in charge see me as a bother.”

Medical identity theft can

kill you

By Amy Buttell Crane

Financial identity theft might wound your wallet, but medical identity theft can kill you.

Medical identity theft occurs when criminals obtain information such as a health insurance identification or Social Security number and use it to get health care or to obtain reimbursement from insurers and others for false claims. That means your medical history and health care records can include someone else's information. This can be life threatening: for example, causing a transfusion of the wrong blood type.

"People can die from this crime," says Pam Dixon, executive director of the World Privacy
Forum, a privacy rights group. "It is a potentially huge issue. It's an incredibly intransigent problem and victims are finding that they have to sue health care providers to have their records corrected."

As paper-based, medical-record-keeping systems evolve toward electronically based interconnected systems, the potential for catastrophic errors is on the rise.

ID THEFT 101: BEAUTY CONS
HER WAY ONTO IVYS' ROLLS AS
AN ED. RINGER

By LUKAS I. ALPERT

January 8, 2007 -- A cunning co-ed con artist was able to dupe some of the nation's top universities
- including Harvard and Columbia - into granting her admission by stealing other people's identities, including that of a woman who has been missing for more than seven years, investigators have discovered.

Esther Elizabeth Reed, 28, managed to attend Columbia University as a graduate student for two years under the name Brooke Henson before investigators caught wind of the scam last summer.

Strategic Vision

Focus on protecting and securing personal identities and
delivering strong shareholder value by:

Building the premier identity solution platform for the industry

Delivering predictability and meeting key financial goals
through a disciplined fiscal operating model

Establishing an industry leading company

with end to end solutions

that grows organically at least 20% annually

and has good margins, profitability and strong cash flow

L-1 Identity Solutions Today

L-1 has moved from a niche provider to
become the most comprehensive
end-to-end identity solutions company

Viisage, Identix, Iridian, SecuriMetrics, Integrated
Biometric Technology, SpecTal, ComnetiX

Advanced Concepts Inc. (ACI) expected to close Q2’07

Over 1,100 employees globally

Headquartered in Stamford, CT with offices located
throughout the U.S. and Europe

Achieved profitability for the combined companies

Publicly-traded on the NYSE: ID

Team of Industry Experts

Corporate Executive Management Team

Bob LaPenta                                      Chairman, President and CEO

Dr. Joseph Atick                       EVP and Chief Strategic Officer

James A. DePalma                EVP, Chief Financial Officer and Treasurer

Mark S. Molina                         EVP, Chief Legal Officer and Secretary

Joe Paresi                                               EVP and Chief Marketing Officer

Doni Fordyce                                  EVP of Corporate Communications

Vincent A. D’Angelo      SVP of Finance

Board of Directors

Robert V. LaPenta

B.G. Beck

Denis K. Berube

Milton Cooper

Louis Freeh

Robert Gelbard

Malcolm J. Gudis

  John E. Lawler

  Admiral James Loy

  Harriet Mouchly-Weiss

  Peter Nessen

  B. Boykin Rose

  George J. Tenet

Printing and Document Authentication

L-1 has delivered over 165 million secure credentials

30M cards/year at more than 2000 locations

High resolution, non-fading image printing

Central issuance and over-the-counter solutions

iA-thenticate® detects fraudulent documents

Largest database of authentic ID documents

Border crossing for 20 countries

iA-thenticate®

AFIS Software

Finger and Hand Imaging and ABIS Solutions

Live Scan
Stations

Mobile Capture
Devices

Self-Enrollment
Kiosks

TP-4100 Slap and Roll
Ten Print Capture

Single Finger Capture

Facial Recognition Solutions

DoD ABIS

State driver’s licenses

Visa and green card applications

DoS database of > 51 million records

Leading Iris Solutions

Registered Traveler

Border

Crossings

Pier-T

Pier 2.3

HIIDE

Automated Biometric Identity System
(ABIS)

Integrated multi-biometric technologies

Fingerprint/handprint (10 print, slap, 20-print,
palm, 1:1, 1:N) / Top tier technology validated by
NIST

Face / Top tier technology validated by NIST

Iris / Top tier technology validated by NIST

Biometric data fusion

Modular, open architecture

Lower cost to maintain and manage

More flexibility

Multi-Biometric ABIS Software

Enrollment and Consulting Services

Total business & technology infrastructure
for outsourcing biometric capture

500+ locations across the USA and Canada

Approx. 4 million people fingerprinted to-date

Approx. 1 million per year

Consulting services

Comprehensive security and intelligence
solutions

Government consulting, training and staffing

IBT/IIS/ComnetiX

SpecTal

Combined Market Leadership

Delivering the first fully-integrated multi-modal ABIS system for the
DoD (via Northrop Grumman team) expected to support up to 2.4 million finger, face, palm and iris records, and a lesser number of unsolved latent prints

Sole provider of U.S. passport production capability and second largest producer of driver’s licenses in the U.S.

Used by the Department of State in one of the largest implementations of facial recognition worldwide, with more than 51 million records searched at a rate of 2000 per hour

Built largest install base of document authentication readers globally

More than 2,000 PIER™ iris recognition mobile devices deployed throughout Iraq, Afghanistan, Pakistan, Bosnia and other areas of conflict

Sagem (Safran)

Saflink

Printrak (MOT)

NEC

Cross Match

Cognitec

Cogent

L-1

Iris

Credentialing
(Pay-by-Click)

Facial
Recognition

Biometric
Data-Mining

ABIS

AFIS

Mobile

ID

Full

Hand

Live

Scan

Strong Presence

Limited Presence

No Presence

Competitive Landscape

Intel

Svcs

Core Strengths

Actively sought by prime contractors to partner on large
federal contracts:

                      Accenture

                      Booz Allen Hamilton

                      CSC

                      EDS

                      IBM

Lockheed Martin

Motorola

Northrop Grumman

SAIC

Unisys

Growth Strategy

Organic growth of 20 percent

Acquisitions

Phase I:  Successfully acquired leading biometric technologies and solutions

IBT

AutoTest

Identix

Phase II:  Acquiring businesses that complement the existing portfolio while providing rapid growth and superior technologies

SpecTal, LLC

Advanced Concepts Inc. (ACI) is expected to close Q2’07

   SecuriMetrics

   Iridian

   ComnetiX

Biometric Industry Revenue Forecasts*

*Source:      International Biometric Group

Percent of Revenue by Segment (2012)*

L-1’s Capabilities Can Address This Growing Market

Growing Demand

AFIS

L-1 Capabilities

Government is Driving Mass Adoption
of Identity Solutions

Key Addressable Markets and Industry Opportunities

$2-5B

$1-2B

Financial Institutions

Health Care

Commercial

$100M

$150 - $200M
$325 - $1B
$5 - $10B

Passcard

U.S. Passports

US-VISIT / EU Program

Global Initiatives
   •  e-passports, e-borders

Border Management

$1-$2B

Finger and Face Recognition

ID Database Information

Sharing Mobile Identification

Criminal

$1B

$250 - 500M

$70 - $500M

$200M

$500M
$100 - $200M

$1B

$5 -$10B

Real ID Act

First Responder Credentialing

Transportation Worker
Identification   Credential (TWIC)

Registered Traveler

HSPD-12/FIPS-201

ABIS, BISA, MEPCOM, MIBS

NGI

Day Worker Program

Civil and Federal

$500M

UAE

Australia

India

Saudi Arabia

International

FY’06 Review - Financial Highlights

             FY ’06* (A)                             FY ‘05 (A)

Revenue                                                                                       $164.4                 $66.2

Gross Margin                                                                  31%                  28%

Adj. EBITDA                                                                $23.7                    $6.5

*After excluding non-recurring charges of $3.6 million

L-1 receives $10 million order for HIIDE devices

Monterey County Jail becomes first agency in California to use L-1 iris recognition technology

Iceland selected L-1 to gather the multi-biometric data required to issue new electronic passports for its citizens

L-1 teamed with Sagem Defense Securite to deliver the world’s largest multi-
 biometric identification system for Mexico’s election system

ABN AMRO launches the largest commercial deployment of document authentication technologies using L-1 technologies

L-1 receives $56 million extension (total potential contract valued at $121 million)
from the US Department of State for secure passport production

L-1 awarded over $48 million in contracts to help states (Pennsylvania,
Wisconsin, Maryland and Arkansas) meet requirements of the REAL ID Act

Telos awards L-1 a new five-year $25 million award to continue to support the production of secure, smart credentials as part of the Common Access Card
(CAC) program for the United States Department of Defense (DoD)

FY’06 Customer Milestones

Q1’07 Review

    TSA Federal Air Marshal Service (FAMS) award for facial recognition

    DoD ABIS contract, with Northrop Grumman as the prime

    Texas Department of Public Safety for criminal booking systems

    Canadian government for document authentication readers

    Received the largest order to date for HIIDE: $71 million

    Joined Lockheed Martin-led team for TWIC

    Joined the Clear team to lead all airport deployments for Registered
        Traveler

    Teamed with global technology services company to work on the issuance of HSPD-12 biometric smart cards

    Received fingerprint capture device certification from the German
        Federal Office    for Information Security

Recent Customer Wins

Q2’07 and FY’07 Outlook

             Q2’07 (E)                                                 FY’07 (E)*

Revenue                                                                                           $90 – 92                          $365 – $375

Gross Margin                                                                                 36%                                                  35%

Adj. EBITDA                                                              $17 – $19                     $64 – $68

EPS                                                                                             $0.07 – $0.09                                    $0.10 – $0.15

*Assumes the ACI acquisition is completed by the end of the second quarter of 2007

Summary

Customer momentum remains strong, validating
multi-modal strategy

Continue to add valuable public sector experts to
the management team

Capabilities to address 88% of the potential
biometric market

Organic revenue growth expected to be 20%

Adj. EBITDA growth expected over 100 percent

Adjusted EBITDA Legal Disclosure

L-1 Identity Solutions uses Adjusted EBITDA as a non-GAAP financial performance measurement. Adjusted EBITDA is calculated by adding back to net income (loss) interest, income taxes, depreciation, amortization, and stock-
based compensation expense. Adjusted EBITDA is provided to investors to supplement the results of operations reported in accordance with GAAP. Management believes Adjusted EBITDA is useful to help investors analyze the operating trends of the business before and after the adoption of SFAS 123(R) and to assess the relative underlying performance of businesses with different capital and tax structures. Management believes that Adjusted EBITDA provides an additional tool for investors to use in comparing L-1 Identity Solutions financial results with other companies in the industry, many of which also use Adjusted EBITDA in their communications to investors. By excluding non-cash charges such as amortization, depreciation and stock-based compensation, as well as non-
operating charges for interest and income taxes, L-1 Identity Solutions can evaluate its operations and can compare its results on a more consistent basis to the results of other companies in the industry. Management also uses
Adjusted EBITDA to evaluate potential acquisitions, establish internal budgets and goals, and evaluate performance.

L-1 Identity Solutions considers Adjusted EBITDA to be an important indicator of the Company's operational strength and performance of its business and a useful measure of the Company's historical operating trends.
However, there are significant limitations to the use of Adjusted EBITDA since it excludes interest income and expense and income taxes, all of which impact the Company's profitability, as well as depreciation and amortization related to the use of long term assets which benefit multiple periods. L-1 Identity Solutions believes that these limitations are compensated by providing Adjusted EBITDA only with GAAP net income (loss) and clearly identifying the difference between the two measures. Consequently, Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss) presented in accordance with GAAP. Adjusted EBITDA as defined by the Company may not be comparable with similarly named measures provided by other entities. A reconciliation of GAAP net income (loss) to Adjusted EBITDA is included in the enclosed schedule.

Annual Shareholder Meeting

May 9, 2007

NYSE: ID

www.L1ID.com

TM